NATIONWIDE MUTUAL FUNDS
Nationwide HighMark California Intermediate Tax Free Bond Fund

Supplement dated November 9, 2017
to the Summary Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
Effective on or about November 13, 2017 (the "Effective Date"), HighMark Capital Management, Inc. ("HighMark") will no longer serve as the subadviser to the Fund.  Accordingly, all references to, and information regarding, HighMark in the Summary Prospectus are deleted in their entirety.

2.
At a Special Meeting of the Board of Trustees (the "Board") of Nationwide Mutual Funds (the "Trust") held on November 8, 2017, the Board approved the appointment of Massachusetts Financial Services Company, D/B/A MFS Investment Management ("MFS") as the new subadviser to the Fund.  This change is anticipated to be implemented on or about the Effective Date.

3.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.
The Nationwide HighMark California Intermediate Tax Free Bond Fund is renamed the "Nationwide California Intermediate Tax Free Bond Fund." All references to the Fund in the Summary Prospectus are updated accordingly.

b.	The information under the heading "Principal Investment Strategies" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in investment grade (either rated in the four highest rating categories of nationally recognized statistical ratings organizations or, if unrated, determined by the subadviser to be of comparable quality) municipal bonds and notes that are tax-exempt in California.  The Fund may invest up to 20% of its net assets, at the time of purchase, in high-yield bonds, which are lower-rated or non-investment grade, and often are referred to as "junk bonds."

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds, the income from which is exempt from both federal income tax and California personal income tax. This policy is fundamental and will not be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in municipal bonds from other states, territories and possessions of the United States (including Puerto Rico, Guam, and the U.S. Virgin Islands) if the income from these bonds is exempt from U.S. federal income taxes. Under certain conditions, such as when the subadviser believes that there is a temporary lack of bonds available that are exempt from federal and California state taxes and that fit within the Fund's investment restrictions, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goal. Investors who may be subject to the alternative minimum tax ("AMT") should note that the subadviser will invest at least 80% of the Fund's net assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

The subadviser uses an active bottom-up investment approach to buying and selling investments for the Fund.  Investments are selected primarily based on fundamental analysis of individual instruments and their issuers, in light of issuers' financial condition and market, economic, political and regulatory conditions.  Factors considered may include the instrument's credit quality and terms, any underlying assets and their credit quality, and the issuer's management ability, capital structure, leverage and ability to meet its current obligations. The subadviser may also consider quantitative (i.e., mathematical and/or statistical) models that systematically evaluate the structure of debt instruments and their features.  In constructing the Fund's overall portfolio, the subadviser may also consider top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors and risk management factors.

c.	The following replaces "California state specific risk" under the heading "Principal Risks" on page 2 of the Summary Prospectus in its entirety:

Geographic Focus Risk - The Fund's performance will be closely tied to the economic and political conditions in California, and can be more volatile than the performance of a more geographically diversified fund. In addition, the Fund's performance can also be tied to the economic and political conditions of other states and U.S. territories and possessions in which the Fund is invested. These conditions may include constitutional or statutory limits on an issuer's ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state, other states, or U.S. territories and possessions.

d.	The information under the heading "Principal Risks" on page 2 of the Summary Prospectus is modified to include the following:

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

e.	The information under the heading "Portfolio Management – Subadviser" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Massachusetts Financial Services Company, D/B/A MFS Investment Management ("MFS")

f.	The table under the heading "Portfolio Management – Portfolio Managers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Michael L. Dawson	Investment Officer and Portfolio Manager	Since 2017

4.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about MFS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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